AGILE FREIGHT SYSTEM, INC.

                            Financial Statements

                           June 30, 1994 and 1993

AGILE FREIGHT SYSTEM, INC.
Balance Sheets
                                                June 30         December 31
                                                 1994              1993
                                              (Unaudited)         (Note)
Assets

Current assets:
  Cash and cash equivalents                    $   67,199        $   92,972
  Trade accounts receivable, less
   allowance for doubtful accounts
   of $7,779 in 1994 and $4,000 in 1993           909,159           557,772
  Other receivables                                91,099            89,785
  Prepaid expenses                                142,918           242,975
                                               ----------        ----------
       Total current assets                     1,210,375           983,504


Property and equipment, at cost:
  Administrative equipment                          2,686             2,686
  Less accumulated depreciation                      (963)             (809)
                                               ----------        ----------
       Net property and equipment                   1,723             1,877
                                               ----------        ----------
       Total Assets                            $1,212,098        $  985,381
                                               ==========        ==========

Liabilities and Stockholders' Equity
 (Deficit)

Current liabilities:
  Notes payable to stockholders                $   75,000        $   75,000
  Note payable - affiliate                        300,000           300,000
  Accounts payable                                722,362           553,530
  Accrued liabilities                              67,615            82,917
                                               ----------        ----------
       Total current liabilities                1,164,977         1,011,447


Stockholders' equity (deficit):
  Common stock, $1 par value.  Authorized
   10,000 shares; issued and outstanding
   1,000 shares                                     1,000             1,000
  Retained earnings (deficit)                      46,121           (27,066)
                                               ----------        ----------
       Total stockholders' equity (deficit)        47,121           (26,066)
                                               ----------        ----------
       Total Liabilities and
        Stockholders' Equity                   $1,212,098        $  985,381
                                               ==========        ==========

<F1>
Note: The balance sheet at December 31, 1993 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.
<F2>
See accompanying notes to financial statements.

AGILE FREIGHT SYSTEM, INC.
Statements of Operations and Retained Earnings (Deficit) (Unaudited)
                                                    Six Months Ended
                                                         June 30
                                                 1994              1993

Revenue                                        $3,281,340        $3,127,292
Transportation expenses:
  Purchased services                            2,495,669         2,456,128
  Salaries, wages and benefits                    277,323           285,020
  Other                                           238,821           327,482
                                               ----------        ----------
                                                3,011,813         3,068,630
                                               ----------        ----------
     Gross margin                                 269,527            58,662

Indirect expenses:
  Salaries, wages and benefits                     85,584            96,221
  Selling, general and administration              41,785            40,257
  Occupancy and supplies                           45,561            26,816
  Professional services                             7,500             6,150
  State income taxes                                  800               800
  Other                                             7,666             5,983
                                               ----------        ----------
                                                  188,896           176,227
                                               ----------        ----------
     Operating income (loss)                       80,631          (117,565)

Nonoperating income (expense):
  Interest income                                     821               207
  Interest expense                                 (8,265)           (7,258)
                                               ----------        ----------
                                                   (7,444)           (7,051)
                                               ----------        ----------
     Net income (loss)                             73,187          (124,616)

Retained earnings at beginning of period          (27,066)          108,154
                                               ----------        ----------
Retained earnings (deficit) at end of period   $   46,121        $  (16,462)
                                               ==========        ==========

See accompanying notes to financial statements.

AGILE FREIGHT SYSTEM, INC.
Statements of Cash Flows
                                                     Six Months Ended
                                                         June 30
                                                 1994              1993

Cash flows from operating activities:
  Net income (loss)                              $ 73,187      $   (124,616)
  Adjustments to reconcile net income
   (loss) to net cash used in operating
   activities:
     Depreciation                                     154               154
     (Increase) decrease in receivables          (352,702)           25,193
     (Increase) decrease in prepaid expenses      100,058           (60,198)
     Increase in accounts payable
      and accrued liabilities                     153,530           136,639
                                               ----------        ----------
     Net cash used in operating activities        (25,773)          (22,828)
                                               ----------        ----------
       Net decrease in cash and cash
        equivalents                               (25,773)          (22,828)

Cash and cash equivalents at beginning
 of period                                         92,972           102,287
                                               ----------        ----------
Cash and cash equivalents at end of period     $   67,199        $   79,459
                                               ==========        ==========

Supplemental disclosures of cash
 flow information:
  State income taxes paid                      $      800         $     800
                                                =========         =========
  Interest paid                                $    8,265         $   7,258
                                               ==========         =========

See accompanying notes to financial statements.

AGILE FREIGHT SYSTEM, INC.
Notes to Financial Statements
June 30, 1994


Note A -- Nature and Organization of Business


     In February of 1990, Agile Freight System, Inc. (the Company), a Delaware corporation, commenced operations as an irregular route, general commodities motor carrier specializing in transcontinental truck load transportation of merchandise from origin to destination.

     The Company subleases certain revenue equipment it uses in its operations from an affiliated company and obtains a portion of its power equipment from independent contractors.


Note B -- Financial Statement Presentation

  The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 1994, are not necessarily indicative of the results that may be expected for the year ended December 31, 1994. For further information, refer to the Company's financial statements and footnotes thereto for the year ended December 31, 1993, included elsewhere herein.

Note C -- Subsequent Event

  On September 30, 1994, the Company and two affiliated companies were purchased by Arkansas Best Corporation pursuant to a stock purchase agreement entered into on August 18, 1994. Under the agreement, Arkansas Best Corporation is to pay a total consideration of approximately $60 million in cash for the Company and its affiliates, subject to certain closing audit and other contractual adjustments.